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                        SECURITY AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 16, 2002


 NATIONAL CITY VEHICLE RECEIVABLES INC., as Depositor, and NATIONAL CITY BANK,
          as Seller, Servicer, Administrator and Custodian, under the Sale and Servicing Agreement, dated as of March 1, 2002.

                               NATIONAL CITY BANK
                     NATIONAL CITY VEHICLE RECEIVABLES INC.
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          (Exact names of registrants as specified in their charters)


          Delaware                    333-74756                  N/A
-----------------------------      ------------           ---------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
 of incorporation)                 File Number)            Identification No.)


                              1900 East 9th Street
                             Cleveland, Ohio 44114
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                    (Address of principal executive offices)
                                   (Zip Code)


Registrant's telephone number, including area code (216) 222-2000
                                                   --------------

                                       N/A
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          Former name or former address, if changed since last report





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Item 5. Other Events.
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        For the Payment Date of September 16, 2002, The Bank of New York, as Indenture Trustee, made the monthly payments to the Securityholders in a Payment Date Statement to Securityholders (the "Payment Date Statement to
Securityholders").


Item 7. Financial Statements and Exhibits.
        ----------------------------------

         (a)      Financial statements of businesses acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable

         (c)      Exhibit

         The following is filed herewith. The exhibit number corresponds with
Item 601 of Regulation S-K.

    Exhibit No.                                 Description
    -----------                                 -----------

         20                   Payment Date Statement to Securityholders

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL CITY VEHICLE RECEIVABLES INC.,
                                        as Depositor

                                        By: /s/ Robert B. Crowl
                                          -------------------------------------
                                          Name: Robert B. Crowl
                                          Title:  V.P., Secretary




                                        NATIONAL CITY BANK, as Seller, Servicer,
                                        Administrator and Custodian

                                        By: /s/ Robert B. Crowl
                                          -------------------------------------
                                          Name: Robert B. Crowl
                                          Title:  Senior Vice President



Dated: September 23, 2002

                                 Exhibit Index
                                 -------------

Exhibit
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20         Payment Date Statement to Securityholders